EX-32.1  CERTIFICATION OF PRESIDENT AND CHIEF FINANCIAL OFFICER

Exhibit 32.1

CERTIFICATION OF PRESIDENT AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, L. Bradlee Sheafe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Firepond, Inc. on Form 10-K for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Firepond, Inc.

Firepond, Inc.
Date: September 26, 2008
	By:	/s/ L. Bradlee Sheafe
L. Bradlee Sheafe
President

Based on my knowledge, I, William Stelt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Firepond, Inc. on Form 10-K for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Firepond, Inc.

Firepond, Inc.
Date: September 26, 2008
	By:	/s/ William P. Stelt
William P. Stelt
Chief Financial Officer